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                                                               Exhibit 10.14

                             DISTRIBUTION AGREEMENT

        THIS DISTRIBUTION AGREEMENT ("Agreement"), is entered into this 15th day of October, 1998, by and between INGRAM MICRO INC. ("Ingram"), a Delaware corporation, having its principal place of business at 1600 E. St. Andrew Place, Santa Ana, California 92705, and RED HAT SOFTWARE ("Vendor"), a DELAWARE corporation, having, its principal place of business at 4201 RESEARCH COMMONS, SUITE 100, RESEARCH TRIANGLE PARK, NORTH CAROLINA 27709. The parties desire to and hereby do, enter into a distributor/supplier relationship, the governing terms and mutual promises of which are set out in this Agreement.


1.       DISTRIBUTION RIGHTS

1.1 TERRITORY. Vendor grants to Ingram, including its affiliates for resale, and Ingram accepts, a [CONFIDENTIAL TREATMENT REQUESTED]** national full line distributor exclusive or the retail Product and a [CONFIDENTIAL TREATMENT REQUESTED]** national full line distributor exclusive for the enterprise Product and a non-exclusive right thereafter. All computer Products produced and/or offered by Vendor ("Product") during the term of this Agreement shall be distributed worldwide. Ingram shall have the right to purchase, sell and ship to any reseller within the territory or to Ingram's affiliate, or at Vendor's option Ingram's affiliate may purchase direct from Vendor.

1.2 PRODUCT Vendor agrees to make available and to sell to Ingram such Product as Ingram shall order from Vendor at the prices and subject to the terms set forth in this Agreement. Ingram shall not be required to purchase any minimum amount or quantity of the Product.

2.       TERM AND TERMINATION

2.1 TERM The initial term of this Agreement is one (1) year. Thereafter the Agreement will automatically renew for successive one (1) year terms, unless it is earlier terminated.

2.2      TERMINATION

         (a) Either party may terminate this Agreement, with or without cause by giving thirty (30) days written notice to the other party.

         (b) Either party may immediately terminate this Agreement with written notice if the other party.

                (i) materially breaches any term of this Agreement and such breach continues for thirty (30) business days after written notification thereof; or

                (ii) ceases to conduct business in the normal course, becomes insolvent, makes a general assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its business or assets, or avails itself of or becomes subject to any proceeding, under any Bankruptcy Act or any other federal or state statute relating to insolvency or the protection of rights of creditors, or

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
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                (iii) attempts to assign or otherwise transfer its rights
                      hereunder IN VIOLATION OF THE TERMS AND CONDITIONS OF THIS AGREEMENT.

3.       INGRAM OBLIGATIONS

         PRODUCT AVAILABILITY Ingram will list Product in its catalog(s) as appropriate and endeavor to mark such Product available to customers.

3.2 ADVERTISING Ingram will advertise and/or promote Product in a commercially reasonable manner and will transmit as reasonably necessary Product information and promotional materials to its customers.

3.3 SUPPORT Ingram will make its facilities reasonably available for Vendor and will assist in Product training and support. Ingram will provide reasonable, general Product technical assistance to its customers, and will direct all other technical issues directly to Vendor.

3.4      ADMINISTRATION
         (a) Upon request, Ingram will furnish Vendor with a valid tax exemption certificate.

         (b) Ingram will provide Vendor standard sales-out and inventory reports via its electronic Bulletin Board System. NON-STANDARD "SALES OUT" INFORMATION SHALL BE PROVIDED BY INGRAM SUBJECT TO A SEPARATE POINT OF SALE REPORT LICENSE AGREEMENT, A COPY OF WHICH IS ATTACHED HERETO AS EXHIBIT G.

         (c) Ingram may handle its customers' Product returns by batching them for return to Vendor at regular intervals.

4.       VENDOR OBLIGATIONS

4.1      SHIPPING/EXPORT
         (a) Vendor shall ship Product pursuant to Ingram purchase order(s) ("P.O."). Product shall be shipped F.O.B. Ingram's designated warehouse with risk of loss or damage to pass to Ingram upon delivery to the warehouse specified in Ingram's P.O.

         (b) Ingram requires concurrent with the execution of this Agreement Export Administration Regulations product classification and supporting documentation: Certificate of Origin (General Use and/or NAFTA), Export Commodity Control Number's; (ECCN's), General License and/or Individual Validated License information and Schedule "B"/Harmonized Numbers. This applies when distribution rights granted under Section 1.1 are outside the United States for the initial Product/s and when additions or changes to these Products occurs.

4.2 INVOICING For each Product shipment to Ingram, Vendor shall issue to Ingram an invoice showing Ingram's order number, the Product part number, description, price and any discount. At least monthly, Vendor shall provide Ingram with a current statement of account,

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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
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listing all invoices outstanding and any payments made and credits given since the date of the previous statement.

4.3 PRODUCT AVAILABILITY Vendor agrees to USE COMMERCIALLY REASONABLE EFFORTS TO maintain sufficient Product inventory to fill Ingram's orders. If a shortage of any Product exists, Vendor agrees to allocate its available inventory of such Product to Ingram in proportion to Ingram's percentage of all of Vendor's customer orders for such product during the previous [CONFIDENTIAL TREATMENT REQUESTED]**.

4.4 PRODUCT MARKING Vendor will clearly mark each unit of Product with the Product name and computer compatibility. Such packaging will also bear a machine-readable bar code identifier scannable in standard Uniform Product Code (UPC) format. The bar code must identify the Product as specified by the Uniform Code Council (UCC). The bar code shall fully comply with all conditions regarding standard product labeling set forth in Exhibit B in the then-current Ingram GUIDE TO BAR CODE: THE PRODUCT LABEL. Vendor may be assessed a [CONFIDENTIAL TREATMENT REQUESTED]** charge for all Product not in conformance herewith.

4.5 TECHNOTES Vendor will within thirty (30) days of execution of this Agreement sign the CIS/ Manufacture Product Information Library - TechNotes and Content Distribution Agreements as shown in Exhibit C and provide the required product information in the designated template format.

4.6 SUPPORT [CONFIDENTIAL TREATMENT REQUESTED]** Vendor shall support Product and any reasonable Ingram efforts to sell Product. Vendor shall also provide to Ingram, its employees, and its customers reasonable amounts of sales literature, advertising materials, and training and support in Product sales WHEN REASONABLY REQUESTED BY INGRAM.

4.7 NEW PRODUCT Vendor shall endeavor to notify Ingram at least [CONFIDENTIAL TREATMENT REQUESTED]** days before the date any new Product is introduced. Vendor shall make such Product available for distribution by Ingram no later than the date it is first offered for sale in the marketplace.

4.8 INSURANCE Vendor shall carry insurance coverage for product liability/completed operations with minimum limits of [CONFIDENTIAL TREATMENT REQUESTED]**. Within [CONFIDENTIAL TREATMENT REQUESTED]** days of full execution of this Agreement, Vendor shall provide Ingram with a Certificate of Insurance. This Certificate of Insurance must include: (i) a broad form endorsement naming Ingram as an additional insured, and (ii) a mandatory thirty (30) day notice to Ingram of insurance cancellation.

4.9      WARRANTIES/CERTIFICATION

         (a) GENERAL WARRANTY Vendor represents and warrants that (i) it has good transferrable title to the Products, (ii) the Product will substantially perform in conformity with specifications and documentation supplied by Vendor, (iii) to the best of Vendor's knowledge, the Product or its use does not infringe any patents, copyrights, trademarks, trade secrets, or any other intellectual property rights, (iv) to the best of Vendor's knowledge, that there are no suits or proceedings pending or threatened which allege any infringement of such proprietary rights, and (v) to the best of Vendor's knowledge, the Product sales to Ingram do not in any way constitute violations of any law, ordinance, rule or regulation in the distribution territory.

         (b) WARRANTY Vendor hereby represents and warrants that to the best of Vendor's knowledge, any Product offered for distribution does not contain any obscene, defamatory or libelous matter or violate any right of publicity or privacy

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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
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         (c) END-USER WARRANTY Vendor shall provide a warranty statement with
Product for end user benefit. This warranty shall commence upon Product delivery to end-user.

         (d) MILLENNIUM COMPLIANCE WARRANTY INTENTIONALLY DELETED.

         (e) EU WARRANTY Vendor further warrants TO THE
BEST OF VENDOR'S KNOWLEDGE, and represents for Products distributed to the European Union ("EU") that the Products will be accepted under all EU directives, regulations and EU country's legislation.

         (f) MADE IN AMERICA CERTIFICATION Vendor by the execution of this Agreement certifies that it will not label any of its products as being "Made in America," "Made in U.S.A.," or with similar wording unless all components or elements of such Product is in fact made in the United States of America. Vendor further agrees to defend, indemnify and hold harmless from and against any and all claims, demands, liabilities, penalties, damages, judgments or expenses (including attorney's fees and court costs) arising out of or resulting in any way from Product that does not conform to the Certification.

5.       PRICING

5.1 INGRAM PRICING The suggested retail price and any Ingram discount for Product is set out in Exhibit D. Vendor may modify Exhibit D with a minimum of [CONFIDENTIAL TREATMENT REQUESTED]** advance written notice to Ingram. All Ingram orders for Product will be billed at the price in effect when the order is placed. Ingram shall have sole discretion as to selling price of Product to its customers.

5.2      VENDOR PRICING [CONFIDENTIAL TREATMENT REQUESTED]**.

5.3      INTERNATIONAL PRICING [CONFIDENTIAL TREATMENT REQUESTED]**.

5.4 PRICE ADJUSTMENTS If Vendor reduces any Product price, or offers increased discounts to any customers, Vendor will promptly credit Ingram the difference between the original Product price and the reduced Product price for Ingram's and its customers' Product inventory, including: (i) any Customer Product in-transit from/to Ingram, (ii) any unshipped orders, and
(iii) orders in-transit to Ingram on the price reduction or increased discount offer date. In the event that Vendor shall raise the list price of a Product, all orders for such Product placed prior to the effective date of the price increase shall be invoiced at the lower price. Vendor shall provide Ingram with [CONFIDENTIAL TREATMENT REQUESTED]** advance notice of any price increases. Pass thru price protection to Ingram's customers will automatically occur and the Vendor will be debited as early as [CONFIDENTIAL TREATMENT REQUESTED]** after the effective date of the price reduction for Ingram's customers inventory unless Ingram is notified otherwise prior to the price change.

5.5 PAYMENT TERMS Ingram's payment terms shall be [CONFIDENTIAL TREATMENT REQUESTED]**. Payment shall be deemed made on the payment postmark date.

5.6 RIGHT TO WITHHOLD Notwithstanding any other provision in this Agreement to the contrary, Ingram shall not be deemed in default if it withholds any specific amount pending the timely resolution of the disputed amount and pays all outstanding undisputed amounts owed.

6.       MARKETING

6.1 TRADEMARKS Ingram may advertise and promote the Product and/or Vendor, and may thereby use VENDOR'S trademarks, service marks and trade names. INGRAM'S USE OF VENDOR'S TRADEMARKS, SERVICE MARKS AND TRADE NAMES SHALL BE PERFORMED IN ACCORDANCE WITH THE REASONABLE USE GUIDELINES OF VENDOR, A COPY OF WHICH WILL BE PROVIDED HERETO AS EXHIBIT F. Neither party shall acquire any rights in the trademarks, service marks or trade names of the other.

6.2 ADVERTISING Vendor agrees to cooperate in Ingram's or Ingram's customers' and promotion of Product and hereby grants Ingram a cooperative advertising allowance of [CONFIDENTIAL

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
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TREATMENT REQUESTED]** of Product invoice amount for such advertising featuring
Product and/or Vendor. Ingram shall submit advertising to Vendor for review and approval prior to any initial release, and Vendor shall not unreasonably withhold or delay such approval. Upon receipt of reasonable evidence of such advertising expenditures, Vendor agrees to credit the amount thereof against future Ingram purchases.

6.3      PROGRAMS
        (a) Ingram may offer marketing programs to Vendor including but not limited to launch programs and reseller pass through opportunities. If Vendor elects to participate, Vendor agrees to pay such funds as may be required for this purpose.

        (b) Vendor may be asked or prepay all marketing activities until a mutually agrees upon sell through rate is achieved.

6.4 SUPPORT PRODUCT Vendor shall consign a reasonable amount of demonstration Product to aid Ingram in its support and promotion of Product. All such consigned Product will be returned to Vendor upon request.

7.       RETURNS

7.1 STOCK BALANCING Notwithstanding anything herein to the contrary, Ingram may return throughout the term any Products PURCHASED WITHIN [CONFIDENTIAL TREATMENT REQUESTED]** OF SALE which are in their original packaging to Vendor for full credit of the Products' purchase price. Vendor will consider in good faith on a case by case basis any Product return requests after this period. In the event that a Return Material Authorization
(RMA) for the return of Product is not issued within [CONFIDENTIAL TREATMENT REQUESTED]** of the request, Ingram shall have the right to return any Product(s) to Vendor without an RMA, and Vendor shall be obligated to accept such return for credit. [CONFIDENTIAL TREATMENT REQUESTED]** will pay all reasonable ground freight charges for returned Products.

7.2 POST-TERM/TERMINATION For [CONFIDENTIAL TREATMENT REQUESTED]** days after the expiration or earlier termination of this Agreement, Ingram may return to Vendor any Product for credit against outstanding invoices, or if there are no outstanding invoices for a cash refund. Any credit or refund due Ingram for returned Product shall be equal to [CONFIDENTIAL TREATMENT REQUESTED]**.

7.3 PRODUCT DISCONTINUATION Vendor shall give Ingram [CONFIDENTIAL TREATMENT REQUESTED]** days advance written notice of Product discontinuation. Ingram may return all such Product to Vendor for full credit of Product purchase price [CONFIDENTIAL TREATMENT REQUESTED]**.

7.4      DEFECTIVE PRODUCT
         (a) Ingram may return any Product to Vendor that Ingram or its customer finds defective. Vendor shall immediately credit Ingram for the Product purchase price, [CONFIDENTIAL TREATMENT REQUESTED]**.

         (b) If any Product is recalled by Vendor because of defects, revisions or upgrades, Ingram will, at Vendor's request, provide reasonable assistance with the recall. Vendor will pay Ingram's REASONABLE expenses in connection with such recall.


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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
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8.       INDEMNIFICATION

8.1 PRODUCT INDEMNITY Vendor shall defend, indemnify, and hold harmless Ingram from and against any claims, demands, liabilities or expenses (including attorney's fees and costs) for any injury or damage, including, but not limited to, any personal or bodily injury or property damage, arising out of or resulting in any way from any defect in Products. This duty to indemnify Ingram shall be in addition to the warranty obligations of Vendor. Provided that Ingram gives Vendor prompt notice of each such claim, demand, suit, or other action, and that Vendor shall have sole control of the defense and resolution of such a claim and Ingram's reasonable cooperation in its defense.

8.2 GENERAL INDEMNITY Each party shall indemnify, defend and hold the other harmless from and against any and all claims, actions, damages, demands, liabilities, costs and expenses, including reasonable attorney's fees and expenses, resulting from any act or omission of the acting party or its employees under this Agreement, that causes or results in property damage, personal injury or death. Provided that Ingram gives Vendor prompt notice of each claim, demand, suit, or other action, and that Vendor shall have sole control of the defense and resolution of such a claim and Ingram's reasonable cooperation in its defense.

8.3 INTELLECTUAL PROPERTY RIGHTS INDEMNITY Vendor shall defend, indemnify and hold Ingram, its resellers and their customers, harmless from and against all damages and costs incurred by any of them arising from the infringement of any patent, copyright, trademark, trade secret or other proprietary right by reason of the manufacture, sale, marketing or use of Product. Provided that Ingram gives Vendor prompt notice of each claim, demand, suit, or other action, and that Vendor shall have sole control of the defense and resolution of such a claim and Ingram's reasonable cooperation in its defense.

8.4 PRODUCT INFRINGEMENT Upon threat of claim of infringement, Vendor may, at its expense and option (i) procure the right to continue using any part of Product, (ii) replace the infringing Product with a non-infringing Product of similar performance, or (iii) modify Product to make it non-infringing. If Vendor does not so act within ninety (90) days after such claim, Ingram may return Product to Vendor for a full credit against future purchases or for a cash refund, at Ingram's option.

8.5 MULTI-MEDIA INDEMNITY Vendor shall defend, indemnify and hold Ingram, its resellers and their customers, harmless from and against all damages and costs incurred by any of them to the extent it is based upon a claim that the product either (i) violates a third party's right of publicity and/or right of privacy, or (ii) contains any obscene, defamatory or libelous manner. Provided that Ingram gives Vendor prompt notice of each claim, demand, suit, or other action, and that Vendor shall have sole control of the defense and resolution of such a claim and Ingram's reasonable cooperation in its defense.

8.6 EUROPEAN INDEMNITY For Products distributed to a country in the EU, the Vendor accepts full responsibility for, and will indemnify Ingram for, all costs and damages arising from any non-compliance with any manufacturer-directed EU decree, regulation or directive. Provided that Ingram gives Vendor prompt notice of each claim, demand, suit, or other action, and that Vendor shall have sole control of the defense and resolution of such a claim and Ingram's reasonable cooperation in its defense.

8.7 MILLENNIUM COMPLIANCE INDEMNITY Vendor agrees to indemnify and hold Ingram and its shareholders, officers, directors, employees, agents, successors, and assigns harmless from and against any and all claims, suits, actions, liabilities, losses, costs, reasonable attorney's fees, expenses, judgments or damages, whether ordinary, special or consequential, resulting from any third party claim made or suit brought against Ingram or such persons to the extent such results from Vendor's Product millennium non-compliance. Millenium non-compliance is defined to be a Vendor Product failure to properly (a) record, store, process, calculate or present calendar dates falling on and after (and if applicable, spans of time including) January 1, 2000 as a result of the occurrence, or use of data consisting of, such dates and (b) calculate any information dependent on or relating to dates on or after January 1, 2000 in the same manner, and with the same functionality, data integrity and performance, as such Product records, stores, processes, calculates and presents calendar dates on or before December 31, 1999, or information dependent on or relating to such dates. Ingram agrees as a condition of the indemnity to provide Vendor prompt notice of each claim, demand, suit, or other action, and that Vendor shall have sole control of the defense and resolution of such a claim and Ingram's reasonable cooperation in its defense.

8.8 LIMITATION OF LIABILITY NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR LOST PROFITS OF BUSINESS, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER BASED IN CONTRACT OR TORT (INCLUDING NEGLIGENCE, STRICT LIABILITY OR OTHERWISE), AND WHETHER OR NOT ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

THIS LIMITATION IS IN NO WAY MEANT TO LIMIT VENDORS LIABILITY FOR PERSONAL INJURY OR DEATH AS A RESULT OF A DEFECT IN ANY PRODUCT IN THOSE JURISDICTIONS WHERE THE LAW DOES NOT ALLOW THIS LIMITATION.

9.       COMPLIANCE WITH FEDERAL LAWS AND REGULATIONS

9.1 Vendor shall comply with all State, Federal and Local laws, rules and regulations

10.      GOVERNMENT PROGRAM

10.1 PARTNERSHIP AMERICA Vendor may, at its sole option, participate in Ingram's government reseller program in which case the provisions of Exhibit E, Partnership America, shall apply. A draft copy is provided solely for your information and review.

11.      GENERAL PROVISIONS

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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


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11.1     NOTICES Any notice which either party may desire to give the other party must be in writing and may be given by (i) personal delivery to an officer of the party, (ii) by mailing the same by registered or certified mail, return receipt requested, OR BY NATIONALLY RECOGNIZED EXPRESS COURIER service to the party to whom the party is directed at the address of such party as set forth at the beginning of this Agreement, or such other address as the parties may hereinafter designate, and (iii) by facsimile or telex communication subsequently to be confirmed in writing, pursuant to item (ii) herein.

11.2 GOVERNING LAW This Agreement shall be construed and enforced in accordance with the laws of the State of [CONFIDENTIAL TREATMENT REQUESTED]**, except that body of law concerning conflicts of law. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

11.3 COOPERATION Each party agrees to execute and deliver such further documents and to cooperate as may be necessary to implement and give effect to the provisions contained herein.

11.4 FORCE MAJEURE Neither party shall be liable to the other for any delay or failure to perform which results from causes outside its reasonable control.

11.5 ATTORNEYS FEES In the event there is any dispute concerning the terms of this Agreement or the performance of any party hereto pursuant to the terms of this Agreement, and any party hereto retains counsel for the purpose of enforcing any of the provisions of this Agreement or asserting the terms of this Agreement in defense of any suit filed a-against said party, each party shall be solely responsible for its own costs and attorney's fees incurred in connection with the dispute irrespective of whether or not a lawsuit is actually commenced or prosecuted to conclusion.

11.6 EXPORT REGULATIONS Ingram agrees by the purchase of Products to conform to, and abide by, the export laws and regulations of the United States, including but not limited to, the Export Administration Act of 1979 as amended and its implementing regulations. Ingram shall include a statement in it's standard sales terms and conditions that any shipment of Product outside the United States will require a valid export license. Ingram further agrees to distribute Product in accordance with the territory as defined in Section1.1. Whenever a EU country is specified as Territory under Section 1. 1, Territory shall include all EU countries.

12.      AGREEMENT

12.1 COUNTERPARTS This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.2 SECTION HEADINGS Section headings in this Agreement are for convenience only, and shall not be used in construing the Agreement.

12.3 INCORPORATION OF ALL EXHIBITS Each and every exhibit referred to hereinabove and attached -hereto is hereby incorporated herein by reference as if set forth herein in full.

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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
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12.4     SEVERABILITY A judicial determination that any provision of this
Agreement is invalid in whole or in part shall not affect the enforceability of those provisions found to be valid.

12.5 NO IMPLIED WAIVERS If either party fails to require performance of any duty hereunder by the other party, such failure shall not affect its right to-require performance of that or any other duty thereafter. The waiver by either party of a breach of any provision of this Agreement shall not be a waiver of the provision itself or a waiver of any breach thereafter, or a waiver of any other provision herein.

12.6 BINDING EFFECT/ASSIGNMENT This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective representatives, successors and permitted assigns. This Agreement shall not be assignable by Vendor, without the express written consent of Ingram, which consent shall not be unreasonably withheld, including to a Person in which it has merged or which has otherwise succeeded to all or substantially all of such party's business and assets to which this Agreement pertains and which has assumed in writing or by operation of law its obligations under this Agreement. Any attempted assignment in violation of this provision will be void. NOTWITHSTANDING THE OTHER PROVISIONS OF THIS SECTION, IN THE EVENT THAT EITHER PARTY IS MERGED WITH OR CONSOLIDATED INTO ANY OTHER ENTITY, OR IN THE EVENT THAT SUBSTANTIALLY ALL OF THE ASSETS OF EITHER PARTY ARE SOLD OR OTHERWISE TRANSFERRED TO ANY OTHER ENTITY, THE PROVISIONS OF THIS AGREEMENT WILL BE BINDING UPON, AND INURE TO THE BENEFIT OF, SUCH OTHER ENTITY.

12.7 SURVIVAL Sections 5.5 (Payment Terms), 5.6 (Right to Withhold), 7.2 (Post-Term Termination) and 8. (Indemnification) shall survive the expiration or earlier termination of this Agreement.

12.8 ENTIRETY This Agreement constitutes the entire agreement between the parties regarding its subject matter. This Agreement supersedes any and all previous proposals, representations or statements, oral or written. Any previous agreements between the parties pertaining to the subject matter of this Agreement are expressly terminated. The terms and conditions of each party's purchase orders, invoices, acknowledgments/confirmations or similar documents shall not apply to any order under this Agreement, and any such terms and conditions on any such document are objected to without need of further notice or objection. Any modifications to this Agreement must be in writing and signed by authorized representatives of both parties.

12.9 AUTHORIZED REPRESENTATIVES Either party's authorized representative for execution of this Agreement or any amendment hereto shall be president, a partner, or a duly authorized vice president of their respective party. The parties executing this Agreement warrant that they have the requisite authority to do so.

                  IN WITNESS WHEREOF, the parties hereunto have executed this Agreement.

"Ingram"                            "Vendor"

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


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Ingram Micro Inc.                   Red Hat Software
1600 E. St. Andrew Place            4201 Research Commons, Suite 100
Santa Ana, California 92705         Research Triangle Park, North Carolina 27709

By:  /s/ Michael Terrell            By:  /s/ Paul Mcnamara
     ----------------------------        ---------------------------------------

Name:  Michael Terrell              Name:  Paul Mcnamara
     ----------------------------        ---------------------------------------

Title:  Vice President Purchasing   Title:  Vice President
     ----------------------------        ---------------------------------------

Date:  November 11, 1998            Date:  November 5, 1998
     ----------------------------        ---------------------------------------

*AGREEMENT MUST BE SIGNED BY PRESIDENT OR BY A DULY AUTHORIZED VICE PRESIDENT OR PARTNER.

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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

  EXHIBITS:

A    -       Vendor Routing Guide (if applicable)

B    -       Guide to Bar Code: The Product Label

C    -       TechNotes

D    -       Product Price List

E    -       Partnership America

F    -       Vendor Trademark Guidelines

G    -       Point of Sale Report License Agreement








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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                    EXHIBIT A
                              VENDOR ROUTING GUIDE

                           Not Applicable
--------------
                           Attached
--------------






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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

               EXHIBIT B


              INGRAM MICRO'S GUIDE TO BAR CODES:
              THE PRODUCT LABEL


              CONTENTS:

              Statement of Bar Code Policy...............    1
              Where Bar Codes Are Listed.................    2
              Product Label Specifications...............    3
              Case Pack Label Specifications.............    4
              Shipping Label Specifications..............    5
              How to Get the Codes You Need..............    6
              List of Bar Code Contacts..................    7
              List of Top Bar Coding Vendors.............    8
              Bar Code Checklist.........................   10



                                     - 1 -

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                          STATEMENT OF BAR CODE POLICY

Increasingly, computer companies are taking cue from the retail and distribution community and implementing bar code programs, thus realizing the benefits of improved productivity, better control over inventory and ease of product and information exchange with their trading partners. The most important reason for this trend is the growth of sales within consumer marketing channels. Another reason is that more and more resellers are investing in inventory and point-of-sale systems which utilize bar-coded information. As a result of these trends, bar coding concerns have become much more prevalent within the computer industry.

With over ten years of experience, most resellers who use bar codes have adopted the Universal Product Code (UPC) as their standard data format. As a supplier to several of these resellers, Ingram Micro is increasingly called upon to provide UPCs on all products sold through these channels. But as a distributor, Ingram Micro cannot assign UPCs to products; that task can only be performed by the original manufacturer. Due to the sporadic use of UPCs within the microcomputer industry, however, Ingram Micro is often required to invent codes and create labels for products sold to these resellers.

These requirements have led Ingram Micro to adopt UPC as its coding standard. This standard dictates that a unique code be assigned for each product and for every version of that product. Non-unique codes for different product versions create havoc among consumer market resellers, many of whom have little experience with computer products. With a correct UPC, inventory can be handled efficiently within Ingram Micro's warehouses as well as those of our reseller partners.

On these pages, you will find the Ingram Micro bar code requirements which reflect the needs of our customers. Additionally, we have provided lists and explanations to help with your own bar code programs, as well as information for working with the Uniform Code Council, the agency responsible for UPC bar codes. At the end of this document, please find the Bar Code Checklist for use in informing Ingram Micro of your company's bar coding efforts. All Ingram Micro requirements conform with ABCD guidelines.

PLEASE NOTE SOME RECENT ADDITIONS TO OUR BAR CODE POLICY. First, we have experienced a growing demand from our customers to capture serial number information on products we ship to them. This information is mandatory in order for our customers to apply for rebates, warranties, upgrades, marketing funds and support from the manufacturer. Accurate serial number capture is, therefore, imperative. IF SERIAL NUMBERS ARE CARRIED ON YOUR PRODUCTS, WE REQUIRE THIS INFORMATION TO BE BAR CODED IN CODE 39 FORMAT WITH THE (S) DATA IDENTIFIER PRESENT IN BOTH THE HUMAN-READABLE TEXT AND MACHINE READABLE BAR CODE. With this consistent, uniform format, we can capture serial numbers quickly and accurately while increasing customer satisfaction.

Second, we have included guidelines on CASE PACK AND SHIPPING LABEL SPECIFICATIONS. These guidelines are designed to reduce receiving and potential


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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

shipping errors to customers. Again, a consistent, uniform format helps us capture this important information about your product accurately and without delay.

We appreciate your investment of time and energy in implementing these bar code programs. Through our joint efforts and consistent bar code labeling, Ingram Micro and our vendor partners will be able to increase customer satisfaction, improve inventory control and reduce the cost of sales through microcomputer channels. Ingram Micro stands ready to assist with your bar code program. Please use the Bar Code Contact List when bar code questions arise.

                                     - 3 -

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[Figure entitled "Where Bar Codes Are Used", Part I]








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**[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

[Figure entitled "Where Bar Codes Are Used", Part II]











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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                          PRODUCT LABEL SPECIFICATION

[Figure]

 - Each unit of a product that will be resold by Ingram Micro must display a product label in UPC or EAN (International Article Numbering) format, although EAN may not be recognized by all of Ingram Micro's customers.

 - Ingram Micro is not concerned with the specific layout of the product label, as long as the necessary information is included in a legible format. A serial number may be printed on a separate label as long as it is placed legibly on the exterior of the product package.

 - Serial numbers must be printed in Code 39(S) format: (1) if Ingram Micro's customer is required to record serial numbers of your product prior to shipping or,(2) if Ingram Micro's customer is required to confirm serial numbers as a pre-condition of returning defective product or,(3) if Ingram Micro or its customers are required to provide serial number information for inventory reporting purposes. Serial numbers are optional if Ingram Micro reports no serial number data to your company.

 - Bar code labels should include human-readable text in addition to the bar code itself. The nominal UPC symbol size is 1.469 inches wide by 1.020 inches high (including the human-readable characters). Size may vary from .8 to 2.0 times the nominal dimensions in accordance with UCC guidelines. Code 39 symbols should have a minimum bar code height of .5 inches and a minimum height for human-readable text of .125 inches. For product that is SHRINK WRAPPED, THE LABEL IS BEST PLACED ON THE TOP OR BOTTOM NEAR THE EDGE. Use caution, avoid the middle section. Shrink wrap seams obstruct the scanner's ability to read the bar code.

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Case Pack Label Specifications

The UPC Shipping Container Symbol

     [Figure]

WHERE:

Pos. #1:  Packaging Indicator
(5)

Pos. #2-3:  Number System
(00)

Pos. #4-8:  Mfg. ID No.
(66321)

Pos. #9-13:  Item or Product
Number (12345)

Pos. #14:  Modulo 10
Check Digit (8)

[Figure]


The case pack label must identify the specific case pack quantity through the use of the UPC SHIPPING CONTAINER CODE. This code assigns a unique identity to each shipping container, intermediate package and standard pallet. Similar to the UPC, it employs the use of a packaging indicator along with the item number in order to get its uniqueness. The packaging indicator can be any digit from 0 through 7, as assigned by the manufacturer. The following are guidelines manufacturers should use when assigning packaging indicators.




     PACKAGING INDICATOR                           FOR USE WHEN

             0 the item numbers are unique, or when the product must retain its UPC Ver. A bar code and a UPC shipping container symbol on the same carton (i.e., products whose shipping container also acts as the consumer package).

                                           identifying different levels of
            1-7 packaging (i.e., inner sleeve, inner carton or standard pallet) with the same item number.


In the U.S., our number system character always begins with zero (0). The manufacturer I.D. number is the same as assigned in the UPC number. The item number is the same as assigned by the manufacturer in the UPC number. The check digit is modulo 10, calculated from left to right, starting with the packaging indicator.

Each unique serial number of product within the case pack must be printed in Code 39 format with the (S) data identifier in human-readable text and encoded within the bar code symbol. The symbols must be a minimum of .5 inches in height and the human-readable text must be a minimum of .125 inches in height.

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[Figure]


The guidelines for our shipping label have been adopted from the ANSI MH10.8M shipping label standard. Upon receipt of your shipment, it enables us to locate and scan important information quickly.

The first two segments identify where the product shipped from and which Ingram warehouse will receive the product. The purchase order, in both human readable text and bar code format, must employ the use of the FACT data identifier (K). The fourth segment contains the invoice number in both human-readable text and bar code format. The invoice number must be printed in Code 39 symbology and utilize the FACT data identifier (10K) in both the text and bar code symbol. By bar coding the purchase order and invoice number, Ingram Micro's accounting department will be able to quickly match your invoice to the Ingram Micro purchase order to ensure prompt payment. The last segment contains the serialized shipping container code in both human-readable and bar code format. Ingram Micro uses the information contained in this code to tie together the physical contents of the carton to the shipment information given to us by a supplier via Electronic Data Interchange (E.D.I.). The serialized shipping container code is printed in UCC/EAN-128 bar code symbology. It employs the use of application identifiers, which serve the same purpose as data identifiers, only in numeric form. It gets its uniqueness by coupling the seven digit UCC/EAN manufacturer number with a nine digit shipping container number assigned by the supplier. This bar code is only required if you provide EDI advanced ship notification.


                               THE SHIPPING LABEL

                                                                    Ingram Micro
                                                                 Purchase Order:
                                                                        10-12345

Ingram Micro         Sequential
Location             P.O. Number




Br. 10               1600 E. St. Andrew
                     Santa Ana, CA  92075




Br. 17               8530 NW 23rd St.
                     Bldg. #18
                     Miami, FL  33122




Br. 20               1443 Wainwright
                     #155
                     Carrollton, TX  75007




Br. 25               1600 E. St. Andrew
                     Santa Ana, CA  92705




Br. 30               3500 Air Center Dr.
                     Memphis Int'l
                     Airport
                     Memphis, TN  38118







Br.40                151 Hastings Drive
                     Buffalo Grove, IL  60089



Br. 50               41490 Boyce Rd.
                     #A
                     Fremont, CA  94538




Br. 52               48949 Warm Springs
                     Fremont, CA  94538




Br. 70               696 Park N. Blvd.
                     #150
                     Clarkston, GA  30021

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Br. 80               5455 Allentown
                     Harrisburg, PA  17112

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                         HOW TO GET THE CODES YOU NEED

WORKING WITH THE UNIFORM CODE COUNCIL The Uniform Code Council is a not-for-profit membership corporation created in 1972 to administer the Universal Product Code (UPC). Although membership in the Uniform Council Code is voluntary, it is required in order to obtain the manufacturer's number assignment necessary for a UPC. The fee for membership is based on the latest annual U.S. domestic sales volume of the applying company and ranges from $300, for start-up companies and those under $2 million in annual sales, to $10,000 if you have over $500 million in sales. This sales figure should include all products, not just the products which are chosen for coding at the time of application.

Some manufacturers have previously applied for membership with the Uniform Code Council, but for a Uniform Industrial Code (UIC) rather than a UPC. Within the past few years these two program have merged, and both now operate under the auspices of Uniform Code Council. Manufacturer's numbers assigned under the UIC program are now applicable for UPCs as well.

Contact the Uniform Code Council at 8163 Old Yankee Rd., Ste. J, Dayton, OH 45458 or call (513) 435-3870. After receipt of your application, the Uniform Code Council will assign a UPC manufacturer's number unique to your company. This six-digit number will be for use on all of your products.

ASSIGNING UPC ITEM CODES
Each manufacturer, according to their own internal numbering system, assigns a five-digit item number to each product. In combination with the six-digits manufacturer number, this will form the 11-digit UPC number for each product. A calculated check-digit in the twelfth position completes the UPC code.

Currently used part numbering systems cannot always be represented, as assigning any degree of internal intelligence of significance to the positions of the digits ramatically reduces possible permutations and flexibility. UPCs created from each manufacturer's number are limited to 100,000 (00000 through 99999). If, for example, a company produces systems, components and software products, and begins each group's with "1," "2," and "3" respectively, then the 100,000 possible number are suddenly reduced to 30,000. Manufacturers who feel uneasy about starting their numbering system with 00001 may choose another starting point, such as 25000. Item numbers, then, should be chosen either sequentially or randomly without duplication. The best place to start is usually the product with the highest unit volume.

A different number must be assigned for each product as well different versions of each product, including different disk sizes or media. Additionally, a separate code should be created for education or international versions, promotional packages and specially priced or bundled items. The general rule is to follow is that a separate number should be created when a product is physically or functionally different from previous products, the product is handled differently in the channel, different package graphics dimensions make the product appear different from earlier versions, or the retail price changes from one configuration to another. Minor changes that are transparent to the user, e.g., not identified on the package or in promotional media, should not have a new UPC assigned as this will cause the item to be treated as a different product. Many retailers rely on unique UPCs to differentiate between product versions, media, etc.

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                             BAR CODE CONTACT LIST

INGRAM MICRO

ANGELA COULON, OPERATIONS ADMINISTRATOR (714) 566-1000 EXT. 2213
Contact Angela with any questions concerning bar codes, CTIA (formerly ABCD) standards and other policies outlined in this guide.

Ingram Micro Corporate Operations Fax Number (714) 566-7800

YOUR BUYER (714) 566-1000
Continue to contact your buyer with questions and information concerning product changes, new products, packaging changes (including dimensions and weight), package quantity changes and version changes.

OTHER CONTACT:
Bob Furtado, Sr. Vice President of Operations (714) 566-1000 ext. 2215

COMPTIA
The Microcomputer Industry Assoc.
450 E. 22nd Street
Ste. 230
Lombard, IL  60148
(708) 268-1818

UNIFORM CODE COUNCIL
8163 Old Yankee Rd.
Uniform Code Council Ste. J
Dayton, OH  45458
(513) 435-3870

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                         LIST OF TOP BAR CODING VENDORS

CONGRATULATIONS TO THESE COMPANIES LEADING THE
WAY IN PRODUCT BAR CODES!


The number of products Ingram Micro has received with UPCs has increased dramatically since 1992. We acknowledge the efforts of our vendors who have adopted the UPC as their bar coding standard.

[Figure]



    CONGRATULATIONS TO THESE COMPANIES LEADING THE WAY IN PRODUCT BAR CODES!

3M Data Storage Products    Crystal Graphics            IBM Software
7th Level                   Curtis Manufacturing        IMC Networks
Access Software             CTX                         IMSI Software Publishing
Acculogic                   D-Link                      Individual Software
ACI US                      Daceasy                     Inse:  Systems
Activision                  Dantz Software              Insignia Solutions
Adaptive Software           Datadesk International      Intel
Adobe Systems               Datastorm                   Intellicom
Aitech                      Datatech                    Intellimedia Sports
Alpha Software              Dataviz                     Interex
Amdek                       David Systems, Inc.         Interplay
Amjet                       Dayna Communications, Inc.  Intersolv
Antec                       Daystar Digital             Iomega Corp.
Apple Computer Software     DCA (Crosstalk Commun.)     Jetform Corp.
Appoint                     Delrina Technology          Kensington Microware
Asante                      Delta Point                 Key Tronic
Asymetrix                   Deneba                      Kingston Technology
ATI Tech                    Diamond Multimedia, inc.    Kodak
Autodesk retail             Digi International          Labetc
Avantos                     Digital Systems Research    Landmark research
Aztech Labs, Inc.           Discis Knowledge Research   Lantronix
Banner Blue                 DK Multimedia               Laser Go
Belkin Components           DPT                         Lexmark
Berkeley Systems            DSP Technology              Lind Electronic Design
Broderbund                  Edmark                      Logitech
Brother                     EFI (Electronics for        Lotus
                             Imaging)
Campbell Services, Inc.     Electronic Arts             Macromedia
Canon (Still Video          Emerald systems             Madge Networks
 Division)
Canon Computer              Epson                       Magnavox
CD Technology               Exide Electronics           Mananita Software
CE Software                 Expert Software             Mass Micro
Central Point               Farallon                    Maxa
 International
Century Software            Fauve Software              Maxis
Cheyenne Software           Focus Enhancement           McAfee
Chinon America, Inc.        Foresight Resources         MECC
Chipsoft                    Frame Technology            Medio Multimedia
Cirque Corp.                Frye Computer Systems       Megahertz
Citizen America Corp.       Funk Software               Memorex
Claris                      Future Domain               Microsoft
Cliff's Notes               Future Soft Engineering     Microtek
CNET, Inc.                  Future Vision Multimedia    Microtest
Compaq Computer             GCC Technologies            Midisoft
Compton's New Media         Globalink                   Milan
Computer Associates         Gold Disk                   Mindscape
Comtrol                     Grolier                     Mitac
Concentric Data Systems     Hayes                       Mitsubishi (Peripherals)
Conner Storage              Hewlett Packard             Mountain Network Sol.

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Corel                       Hi-Tech                     Musicware
Costar                      Hitachi (Home Electronics)  Mysoftware
Creative Labs               HSC Software                National Advantages

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                         LIST OF TOP BAR CODING VENDORS

    CONGRATULATIONS TO THESE COMPANIES LEADING THE WAY IN PRODUCT BAR CODES!

Nebs Software, Inc.            Toshiba America Info
Networth                       Touchstone S/W Corp.
New Media                      Trio Information Systems
Newer Technology               Tripp Lite
Newgen System                  Turtle Beach Systems
Norton-Lambert                 Tut Systems
Orchid Technology              Ulead Systems
Novell/Wordperfect             Umax
Palindrome Corp.               Velocity
Panamax                        Ventana Media
Panasonic - CPD                Verbatim Corp.
Paradise                       Villa Crespo
Paramount Interactive          Visioneer
Passport                       Wacom
Perfect Data                   Wangtek/Wangdat
Persoft                        Wearnes Technology
Phoenix Technologies           White Pine Software
Photonics                      Wizard Works
Plextor                        Wizard Works
PLI                            Xaos Tools
Polaroid                       Z-Ram (Camintonn Corp.)
Practical Peripherals          Zoom Telephonics
Primax Electronic, Inc.        Zyxel
Proxima
Psygnosis
Q-Logic
Quark
Quarterdeck Office Systems
Radius
Rand McNally
Rubbermaid Office Products
Saber Software
Samsung Information
  Systems
Samtron Displays, Inc.
Shapeware
Shiva Corp.
Sierra On-Line
Sigma Designs
SL Waber
Smith Micro Software
Softkey Academic
Software Publishing Corp.
Software Venture
Solectek Corp.
Sonic Systems
Specular International
Spry

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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Stac Electronics
Supra Corp.
Swfte
Symantec
Syquest International

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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

BAR CODE CHECKLIST

PLEASE DETACH AND MAIL THIS COMPLETED CHECKLIST TO THE ADDRESS ON THE BACK, OR FAX TO (714) 566-7800. FOR FURTHER ASSISTANCE, CONTACT ANGELA COULON AT (714) 566-1000 EXT. 2213.
1. Who should Ingram Micro contact regarding bar codes on your products? Company Name:
             -----------------------------------------
Contact Name:
             -----------------------------------------
Phone Number and Extension:
                           ---------------------------
Fax Number:
           -------------------------------------------
Your Address:
             -----------------------------------------

2.       Does your company utilize UPC bar codes to identify your product?
(Circle one.)
a.       Currently utilize                 c.         Undecided
b.       Plan to utilize                   d.         Do not plan to utilize

3. Please indicate the percentage of your PRODUCT PACKAGES which display the following bar code formats:
UPC                                        EAN
   --------------------------------------     ------------------------

Product Serial No. (Code 39 with "S" Data Identifier)
                                                     -----------------

Part Number (Code 39 with "IP" Data Identifier)
                                               -----------------------
Supplier Identification (Code 39 with "2V" Data Identifier
                                                          ------------
Case Code:
          ------------------------------------------------------------
Other:
      ----------------------------------------------------------------

4. If you are not utilizing UPC bar codes, when do you plan for all of your product to display UP?
a.       Currently                         d.         Within 2 years
b.       Within 6 months                   e.         Within 5 years
c.       Within 1 years

5. Will your current or planned systems be required to capture and track product serial numbers?
a.       Yes                               c.         Undetermined
b.       Planned for future                d.         Not part of system
         enhancement                                  design

6. What implementation issues do you face in putting UPCs on all of your products?

7.       What could Ingram Micro do to help with these issues?

8. How else, beside product labels, are bar codes used within your company? (master carton labels, shipping labels, etc.)?

9. Would you mind if one of the advertisers included in this publication contacted you? _____ Yes _____ No

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                    EXHIBIT C

                  CIS Manufacturer Product Information Library
                               TechNotes Agreement

This agreement ("Agreement") is made and entered into as of the _____ day of _________________, 1997 between _______________________("Manufacturer Name"), with its principle place of business at ------------------------------------
_______________________________________________________(Manufacturer Address)
and Ingram Micro, Inc. ("Ingram") with its principal place of business at 1600
E. St. Andrew Place, Santa Ana, California 92705. By Manufacturer's signature below. Manufacturer agrees to participate in Ingram's TechNotes program, according to an bound by the terms and conditions of this Agreement, including those printed on the reverse side of this page.

PARTICIPATION DETAILS AND REQUIREMENTS:
1. Ingram will distribute all information authored by the Manufacturer under the terms and conditions of this Agreement.
2. Ingram will provide the Manufacturer with authoring screens for product templates via the World Wide Web. (Manufacturer must have Internet access and a frame compatible browser such as Netscape(R) 2.0. or later or Internet Explorer 3.0.)
3. Manufacturer must maintain the content in the Electronic Catalog by either maintaining product templates via the authoring tools OR provide Ingram with product information necessary for Ingram to complete the TechNotes Templates.
4.       Manufacturer agrees to identify a contact person
         ----------------------------------------------------------------------.
         (PERSON WHO WILL BE PROVIDING THE CONTENT TO INGRAM AND CAN AUTHORIZE
          ITS DISTRIBUTION)

                  TITLE:                          TELEPHONE #:                       FAX #:
                        ------------------                    --------------------         ----------------

                  ADDRESS:                                                           E-MAIL:
                          ---------------------------------------------------------          --------------

         5.       1997 SIGN UP/PARTICIPATION FEE     STANDARD BASE PRICE     OPTIONAL TEMPLATE ENTRY SERVICE
                  ------------------------------     -------------------     -------------------------------
                  FREE IF YOU SIGN UP IN 1997        $1,000 VALUE            $50 PER SKU (1-100 SKUS)
                                                                             $35 PER SKU (101-150 SKUS)
                                                                             $25 PER SKU (150+ SKUS)

                           AND
         VENDOR MAINTAINS 80% TECHNOTES COMPLETION RATE WITHIN 60 DAYS OF SIGNING UP FOR PROGRAM. SEE DETAILS BELOW.

         TEMPLATES WILL BE FILLED AND UPDATED BY (check one). / / MANUFACTURER / / INGRAM (MUST INDICATE $ AMOUNT BELOW)

         MANUFACTURER WILL INCUR NO SIGN UP FEES IN 1997 IN MANUFACTURER AGREES TO THE PROGRAM PRIOR TO DECEMBER 30, 1997. FEE WILL BE COMPLETELY WAIVED IN 1997 IF MANUFACTURER COMPLETES 80% OF ELIGIBLE TECHNOTES WITHIN 60 DAYS OF SIGNING CONTRACT, AND MAINTAINS AN AVERAGE COMPLETION RATE OF 80%. MANUFACTURER WILL BE NOTIFIED IN THE EVENT PARTICIPATION LEVEL DROPS BELOW 80% AND WILL BE GIVEN A GRACE PERIOD IN WHICH TO COMPLETE NECESSARY TECHNOTES.

         IF MANUFACTURER SELECTS THE "INGRAM" BOX ABOVE, MANUFACTURER AGREES TO HAVE INGRAM'S TECHNICAL SUPPORT DEPARTMENT FILL OUT TECHNOTES ON MANUFACTURER'S BEHALF AND AGREES TO PAY THE SERVICE FEES INDICATED ABOVE AND BELOW. BILLING WILL BE DONE ON A QUARTERLY BASIS FOR TECHNOTES AUTHORED DURING THE PREVIOUS QUARTER. FEES FOR THE FIRST 100 TECHNOTES WILL BE $50 EACH. THE NEXT 50 TECHNOTES WILL BE $35 EACH. ADDITIONAL TECHNOTES WILL BE $25 EACH.

         $ THERE ARE TWO TYPES OF AUTHORING FEES AVAILABLE TO MANUFACTURERS WHO HAVE SELECTED TO HAVE INGRAM COMPLETE TECHNOTES: A ONE-TIME START-UP FEE AND A QUARTERLY MAINTENANCE FEE. START-UP FEES SHOULD BE USED TO FUND INITIAL TECHNOTE COMPLETION FOR EXISTING PRODUCTS. QUARTERLY MAINTENANCE FEES ARE TO BE USED FOR COMPLETION OF TECHNOTES FOR NEW PRODUCTS AS THEY ARE RELEASED EACH QUARTER. PLEASE INDICATE THE AMOUNT MANUFACTURER AGREES TO PAY FOR EACH OF THE FOLLOWING:
START-UP: $____ OR/AND QUARTERLY MAINTENANCE $____. MANUFACTURER WILL ONLY BE COMPLETED TECHNOTES UP TO THE MAXIMUM AMOUNT INDICATED. PAYMENT IS DUE WITHIN THIRTY (30) DAYS OF THE INVOICE BILLING DATE. IF PAYMENT IS NOT RECEIVED WITHIN 30 DAYS, INGRAM HAS THE RIGHT TO DEDUCT MONIES FROM MANUFACTURER'S INVOICES.


METHOD OF PAYMENT (CHECK ONE)              SOURCE OF FUNDS (CHECK ONE)      ONLY FILL IN THIS SECTION IF INGRAM WILL
----------------------------               --------------------------
                                                                           FILL TECHNOTES.
___   CHECK PAYABLE TO INGRAM MICRO        ___  MDF                        ___  CO-OP
___   CREDIT MEMO (REQUIRES BUYER          ___  IN-HOUSE MDF               ___  OTHER (MVP, ETC.) _____ (Please
      APPROVAL)                                                                  specify)

         AGREEMENT WILL CONTINUE ONE YEAR FROM THE DATE ABOVE. THEREAFTER, THE AGREEMENT WILL BE AUTOMATICALLY RENEWED FOR ADDITIONAL ONE YEAR PERIODS, SUBJECT TO THE RIGHT OF EITHER PARTY TO TERMINATE AT THE END OF THE TERM BY DELIVERING WRITTEN NOTICE TO THE PARTY AT LEAST THIRTY (30) DAYS PRIOR TO THE END OF THE PERIOD. MANUFACTURER MAY TERMINATE THIS AGREEMENT, WITH OR WITHOUT CAUSE.

--------------
**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         INGRAM RESERVES THE RIGHT, AT ANY TIME, TO REVIEW AND/OR EDIT INFORMATION ADDED TO THE MANUFACTURER PRODUCT INFORMATION LIBRARY'S ELECTRONIC CATALOG WITHOUT NOTICE, AND TO REFUSE OR CANCEL PARTICIPATION FOR NAY REASON AT ANY TIME.

         ->->-> THE FOLLOWING INFORMATION IS VERY CRITICAL. PLEASE COMPLETE! ->-> PLEASE INDICATE ALL VENDOR NUMBERS ASSOCIATED WITH THIS
MANUFACTURER:_________________
         -> WHO IS THE BUYER ________________ EXT. ________ AND MARKETING MANAGER __________________ EXT.________________
      Return completed agreement to marketing manager or buyer. Side 1 of 2

--------------
**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

   CIS/Manufacturer Product Information Library Content Distribution Agreement

This agreement "Agreement" is made and entered into as of the ___ day of __________, 1997 (The "Commencement Date") between Ingram Micro Inc., a Delaware corporation ("Ingram"), and ___________________ ("Manufacturer"), a ________________________ corporation.

The parties agree as follows:


1. DELIVERY AND LICENSE. Manufacturer agrees to provide Ingram data and information regarding Manufacturer's products and services (collectively "Information") for distribution by Ingram through its information distribution services which may be updated from time to time (hereinafter referred to as the "Manufacturers Product Information Library" or "MPLL"), including, but not limited to, distribution via the World Wide Web, Fax, CD-Rom, Floppy disk, and other electronic media. Manufacturer hereby grants Ingram a non-exclusive worldwide license to market, license, distribute, display, perform, transmit and promote the information through the MPIL. Manufacturer agrees to deliver the information to Ingram in the manner and format set forth in the MPIL Policies and Procedures Manual ("Procedures"). Manufacturer agrees to deliver the information to Ingram in the manner and format set forth in the MPIL Policies and Procedures Manual ("Procedures"). Manufacturer agrees that it is both necessary and of mutual benefit to the parties that the information be as error free as is commercially feasible.

2. USE. Both parties agree that the MPIL (and Manufacturer's information therein) will be made available to users which have registered with Ingram to use the MPIL. Manufacturer acknowledges that the information will be made available to such users worldwide via the World Wide Web or other methods of distribution.

3. INFORMATION WARRANTIES. Manufacturer hereby represents and warrants that the information (i) will not infringe on or violate any copyright, patent or any other proprietary right of any third party, and (ii) will not contain any content, materials or services which violate any applicable law, regulation or third party right, and (iii) contains no computer virus or similar program or data.

4. INGRAM OPERATING RESPONSIBILITIES. Ingram will maintain and implement such facilities, equipment, programming and data communications network and any other combination of hardware and software as are necessary to offer and provide MPIL. Ingram shall not be responsible for screening, editing, or monitoring the information prior to its distribution by MPIL.

5. LIMITATION OF LIABILITY. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL CONSEQUENTIAL SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF TH EPOSSIBILITY OF SUCH DAMAGES), ARISING FROM THE USE OR INABILITY TO USE THE MPIL OR THE INFORMATION, OR ANY OTHER PROVISIONS OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS.

6. NO ADDITIONAL WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRES OR IMPLIED, REGARDING THE MPIL OR THE INFORMATION, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

7. INDEMNITY. Either party will defend, indemnify, save and hold harmless the other party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other party from any and all third party claims, demands, liabilities, cost or expenses, including reasonable attorney's fees ("Liabilities"), resuming from the indemnifying party's material breach of any duty, representation, or warranty of this Agreement, except where Liabilities result from the gross negligence or knowing and willful misconduct of the other party.

8. LAW. The validity, construction, and performance of this Agreement will be governed by the substantive law of the State of California, not including its law on conflicts of laws. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid, unenforceable, or otherwise contrary to law, the remaining provisions of this Agreement shall remain in full force and effect.

9. INDEPENDENT CONTRACTORS. The parties hereto hereby agree that in the performance of their respective obligations hereunder, they are, and shall be independent contractors, and not agents of each other.

10. WAIVER. The failure of either party to enforce or to exercise, at any time or for any period of time, any term of or any right arising pursuant to this Agreement does not constitute, and shall not be construed as, a waiver of such term or right, and shall in no way affect that party's right later to enforce or exercise it.

11. CONFIDENTIAL INFORMATION. Each party acknowledges that Confidential Information may be disclosed to the other party during the course of this Agreement. Each party agrees that it shall take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the period this Agreement is in effect, and for a period of three (3) years following expiration or termination of this Agreement, to prevent the duplication or disclosure of Confidential Information, other than by or of its employees or agents who must have access to the Confidential Information to perform such party's obligations hereunder, who shall each agree to comply with this Section 11. Nor shall there be "Confidential Information" for purposes of this Agreement, any information relating to or disclosed in the course of the Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing party, including, but not limited to, the material terms of this Agreement, technical processes and formulas, and source codes, sales, projections and marketing data.

12. NOTICES. All notices or other communications required to be given hereunder shall be in writing and delivered either personally or by mail or overnight courier to the parties at the address provided by each party below, unless such address has been changed and notice of such change has been delivered in accordance with this provision.

13. ENTIRE AGREEMENT. The provisions of this Agreement or other agreements authorizing Ingram to distribute manufacturer's information constitute the entire Agreement between the subject matter hereof, except other related agreements referenced herein. No amendment, modification, or waiver of any provision of this Agreement shall be effective unless it is set forth in a writing that refers to the Agreement and provisions so affected and is executed by authorized representatives of both parties.

--------------
**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

--------------------------------------------------------------------------------

AGREED AS OF THE COMMENCEMENT DATE STATED ABOVE.

"MANUFACTURER"                                                   "INGRAM"

(Company Name)                                                   Ingram Micro Inc.
              -------------------------------------

(Mailing Address)                                                1600 E St Andrew Place
                 ----------------------------------

(City, State, Zip)                                               Santa Ana, California  92706
                    -------------------------------

By:                                          (and)               By:                                        (and)
   -----------------------------------------                        ----------------------------------------

                                              (sign)                                                        (sign)
   -----------------------------------------                        ----------------------------------------

Title:                                                           Title:                                     Ext.
      --------------------------------------                           -------------------------------------    ----
                                                                        (must be signed by marketing manager or buyer)

--------------
**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                    EXHIBIT D

                               PRODUCT PRICE LIST

The prices for the Products offered under this Agreement shall be (check one):

__________ As shown on Vendor's price list dated _____________.

__________ As shown below.

PRODUCT                           LIST PRICE                           DISCOUNT




--------------
**[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                                    EXHIBIT E

                     PARTNERSHIP AMERICA-SM- PROGRAM ADDENDUM

THIS PARTNERSHIP AMERICA-SM- PROGRAM ADDENDUM ("Addendum") is made and entered into this ____ day of _________________, 199___ by and between INGRAM MICRO INC., a DELAWARE corporation ("Ingram") and ________________________ ("Vendor") a _____________ corporation (state of incorporation).

                                    RECITALS

A. On or about _____________, 199__, Ingram and Vendor entered into a Distribution Agreement ("Distribution Agreement"), whereby Ingram was granted the right to distribute in the U.S., all micro-computer products manufactured, produced and/or offered by Vendor ("Vendor Products").

B. Ingram and Vendor now desire to sell and distribute Vendor Products, through resellers and system integrators, to federal, state and local governments and their various agencies and departments ("Government") in accordance with the terms and conditions of this Addendum.

NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

     1. PARTNERSHIP AMERICA-SM- PROGRAM. Vendor hereby grants to Ingram, and Ingram hereby accepts, the non-exclusive right to provide product and services to resellers and system integrators in connection with Ingram's sale and distribution of Vendor Product(s) to the Government in support of specific government contract opportunities.

     2.   VENDOR OBLIGATIONS

          2.1. PRODUCT NOTIFICATION. Vendor shall notify Ingram of any new Vendor Product(s), or any major revision of a Vendor Product(s), and shall make such Vendor Product(s) available for distribution by Ingram no later than the date of first introduction into the Government marketplace.

          2.2. FIRM FIXED PRICING. Upon request, Vendor shall provide "Firm Fixed Pricing" which shall guarantee the pricing of the Vendor Product(s) for the effective term of a specific Government contract. Vendor shall give Ingram thirty (30) days advance written notice of any Vendor Product(s) being discontinued.

          2.3. REPRESENTATIONS AND CERTIFICATIONS. Vendor understands that due to the nature of Government bidding, Vendor may be required to enter into a procurement specific non-disclosure agreement or make certain representations and certifications before any Vendor Product(s) are sold or distributed into the Government marketplace. In addition, Vendor agrees to provide Ingram with an annual statement of representations and certifications.


                                      - 1 -

--------------
**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     3.   INGRAM OBLIGATIONS

          3.1. GOVERNMENT SALE SPECIALISTS. Ingram shall maintain a separate government sales office, which shall include sales specialists with an understanding of Government regulations and Government contract terms and conditions to support resellers and system integrators in the Government marketplace.

          3.2. CONFIGURATION. Ingram shall maintain a configuration facility for system integration and testing in support of Government specific contracts and opportunities for resellers.

          3.3. REPORTS. Ingram agrees to make available to Vendor, within ten
               (10) days after the close of each month, via an electronic bulletin board system, a point-of-sale report by zip code, of Vendor Products sold or distributed to resellers for Government specific contracts. Vendor shall provide Ingram with a list of individuals authorized to receive such reports.

     4. PRICING. The price and applicable discount for all Vendor Products sold through the Partnership America-SM- Program is set forth in Exhibit "A" attached hereto. The pricing and discounts for Vendor Products set forth therein shall only apply to Vendor Products sold through the Partnership AmericaSM Program into the Government marketplace. Ingram will, in its sole discretion, determine the sale price to resellers and system integrators for all Vendor Products. All Vendor Products pricing and discounts set forth pursuant to this Section shall not apply to, amend or affect the pricing and discounts set forth in connection with any Vendor Products sold and distributed pursuant to the Distribution Agreement. Vendor understands and agrees that for certain Government proposals/quotes, which specify a significant quantity of Vendor Products, Vendor shall provide program specific pricing that will include additional discounts to those set forth in Exhibit "A".

     5. TERMINATION. Either Vendor or Ingram may terminate this Addendum, with or without cause, by giving the other ninety (90) days written notice. Termination of this Addendum shall not result in the termination of the Distribution Agreement. Termination of this Addendum shall not affect the terms and conditions of any Letter of Supply, issued by Vendor pursuant to Subsection 2.2. In the event this Addendum is terminated, the rights of the parties shall be determined under the terms and conditions of the Distribution Agreement.

     6. DISTRIBUTION AGREEMENT TERMS AND CONDITIONS. Except as otherwise provided pursuant to this Addendum, all terms and conditions of the Distribution Agreement shall apply to the Partnership America-SM- Program.

--------------------------------------------------------------------------------


                                      - 2 -

--------------
**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                       EXHIBIT F

                             RED HAT SOFTWARE, INC.
                              Trademark Usage Guide

         Copyright (C) 1998 Red Hat Software, Inc. All rights reserved.


I.       INTRODUCTION

The trademarks of Red Hat Software, Inc. represent the quality, innovation, and excellence of Red Hat Software's products. They are recognized the world over as a symbol of the most advanced computing technology. They serve to distinguish those products that are officially endorsed by Red Hat Software, Inc. and those that come from other entities. As a result, the trademarks of Red Hat Software, Inc. are an extremely valuable resource, and are a critical component of Red Hat Software's business strategy.

The development of a loyal brand following among customers is important to the long term success of any business. This is especially important in the computer software field, in which technology evolves extraordinarily rapidly and in which new companies continually enter the marketplace. Nowhere is this more evident than in the Linux-Registered Trademark- marketplace, in which the cooperative development model fosters unsurpassed innovation and technological advancement. In working with the cooperative development model, brand identity is often the strongest and most visible aspect that separates one company from another.

Over a period of years, Red Hat Software has worked hard to develop a consistent, high quality brand by producing computing products of the highest possible technology, innovation, and quality. Our hard work has lead to several prestigious international awards and multitudes of enthusiastic users across the globe. As a result, the "Red Hat"-Registered Trademark- brand name and associated trademarks have tremendous value in the marketplace, and arE an extremely effective sales tool. Ensuring that the "Red Hat" brand and trademarks are used properly and consistently will continue to develop the value of that brand, and will allow you to benefit from it.

This Guide is designed to give you clear instructions for the use of Red Hat Software trademarks. Please review it carefully. This document is designed to assist you in implementing the separate written agreement you have entered with Red Hat Software that permits you to use certain Red Hat Software trademarks. Please review that separate written agreement to understand which trademarks you are authorized to use, and to what extent and scope you may use them. The two documents go hand in hand, but nothing in this document gives you greater rights than the written contract between you and Red Hat Software. Rather, this Trademark Guide is designed to help you implement the written contract.





                                      - 1 -
--------------
**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

The next few pages give you guidelines for the proper use of certain Red Hat Software trademarks. Please be sure to follow those guidelines each time you use any Red Hat Software trademark. The first section is a basic summary of trademark law to help you understand the importance of adhering to these use guidelines. The following sections address the particular circumstances of text trademarks and logo trademarks.

Keep in mind that the trademarks of Red Hat Software are a valuable business asset, and should be treated with care and respect. In order to preserve trademark rights, all trademarks must be used consistent with these guidelines. Failure to do so can result in a loss of trademark rights. The consistent use over time will allow the value of the marks to increase, and will allow you to benefit from that experience.

II.      BASIC TRADEMARK USE RULES

The following guidelines apply to use of any and all trademarks, not just those of Red Hat Software, Inc. They are helpful background information that should assist you in preserving and enhancing the value of all trademarks you use throughout your work.

1. DISTINGUISH. When using any trademark in printed materials, always try to distinguish the mark in relation to other words in the text. This may be done by printing the mark inside quotation marks, by printing it using all capital letters, or by using bold print. This document is a good example of distinguishing trademarks from surrounding text.

2. FORM. It is important to adhere to the exact form of each trademark. We are an innovative and creative company, except when it comes to the use of our trademarks. Do not use a clever play on words, or make other alterations to any marks. Note that "RED HAT" is two separate and distinct words, and should never be combined into a single word as "Redhat." The marks should not be translated into other languages, nor should they be combined with marks of other organizations. Be sure to review the guidelines in Section IV, for printing graphical marks and logos.

3. ADJECTIVES. Always use marks as adjectives, and never as nouns. The use of any mark in text should be immediately followed by a noun. For instance, state "We recommend you use the RED HATTM Linux operating system," rather than, "We recommend you use Red Hat." On a related note, avoid using marks in the possessive form, in the plural, or as a verb. The examples below illustrate proper usage.


                                      - 2 -
--------------
**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


------------------- --------------------------------------------------- ----------------------------------------------
                                          AVOID                                            CORRECT
------------------- --------------------------------------------------- ----------------------------------------------
NOUN                "RED HAT's performance is incredible."              "The RED HAT Linux operating system's
                                                                        performance is incredible."
------------------- --------------------------------------------------- ----------------------------------------------

PLURAL              "Corporate demand for RED HATs is surging."         "Corporate demand for the RED HAT Linux
                                                                        operating system is surging."
------------------- --------------------------------------------------- ----------------------------------------------

VERB                "RED HAT your entire network."                      "Set up your entire network using the RED
                                                                        HAT Linux operating system."
------------------- --------------------------------------------------- ----------------------------------------------


4. SYMBOL. When a trademark of Red Hat Software, Inc. first appears in the body of printed text, it should be followed by the appropriate trademark notice symbol. For registered marks, -Registered Trademark- is appropriate. For unregistered marks, use TM. After the first use of one of these symbols, it need not be used again after that mark in the text. Generally, the symbol is not needed if the mark is used in the text's title or headline. Marks should always have the appropriate symbol when used on product packaging, in advertisements, or in other marketing material. In addition, be sure to include an attribution statement for each mark used. Please see Section III.4 for the proper form of such a statement.

III.     TEXT TRADEMARKS

Proper use of Red Hat Software trademarks is essential to maintain and increase their value in the marketplace. The guidelines that follow provide basic rules of trademark usage, including the form, manner, and place of use.

Please refer to the Agreement signed by you and Red Hat Software, Inc., for additional information. That Agreement outlines the rights you have to use certain Red Hat Software trademarks, and this document is designed to assist you in implementing and exercising those rights. Both documents function together, and you should consult them regularly.

1.       The words "RED HAT"

The words "RED HAT" are associated the world over with the quality and innovation of Red Hat Software, Inc.'s products. These words must be used carefully. Whenever possible, we recommend you use them only to refer to the official products and services of Red Hat Software, Inc., or in conjunction with your status as a Red Hat Software Partner.

Be sure to follow the general trademark use rules in Section II., Basic Trademark Use Rules. The guidelines presented there are especially relevant and helpful for handling the use of words as trademarks.



                                      - 3 -
--------------
**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.       Attribution Statements

When you us any Red Hat Software, Inc. trademark in the body of written text, be sure to attribute it properly. In addition to placing the correct notation after the first use of each trademark (see Basic Trademark Use Rules), also include an attribution statement in a prominent place, such as a footnote, or at the beginning of the document. For registered trademarks of Red Hat Software, the correct attribution statement is:

         "[TRADEMARK] is a registered trademark of Red Hat Software, Inc."

For unregistered marks, use:

         "[TRADEMARK] is a trademark of Red Hat Software, Inc."

IV.      LOGO TRADEMARKS

Logos are often the most unique trademarks of a company, and are instrumental in developing consumer loyalty and brand identification. For this reason, it is especially important that logos be used consistently. Modifications, even slight, may confuse the public and can damage brand allegiance and loyalty. We offer you the following guidelines to help you maintain the high value of the RED HAT SHADOW MAN logo (the "Logo"). Any use of the Logo that varies or deviates from these guidelines may be performed only with the written permission of Red Hat Software, Inc.

1. COLOR. It is important to use consistent coloration of the Logo. The following guidelines will ensure uniformity among all partners. Be sure to review the camera-ready Logo slick, included with the packet of material accompanying this Guide, for examples of proper usage.
         a. All printing should be done on high-quality white stock paper.
         b. Use the exact color scheme shown on the materials enclosed with this booklet. The color red should be printed using Pantone-Registered Trademark-Matching System (PMS) 1797, and black should be black.
         c. Never use any colors other than the prescribed red, black, and white.
         d. If you use the Logo in black and white, do not use gray shading. For example, the hat which is red in the full color version should be white, not gray, in the black and white version.

2. SIZE. You may vary the size of the Logo to suit your needs, provided that you abide by the following guidelines.
         a. The minimum size of the Logo is five-eighths of an inch, or 0.7 centimeters, in height. This size may be appropriate for business cards and other small materials. There is no maximum size for the Logo in large display items such as trade show signs, blimps, and hot air balloons.
         b. On products, the Logo should occupy no more than 10%, and no less than 1%, of the surface area of any single surface. For instance, on a box with 100 square inches on the front, the Logo should occupy no more than 10 square inches, and no less than 1 square inch.



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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3. APPEARANCE. It is critical to ensure that any adjustments in size are made proportionally, so that the overall impression is not distorted. Do not adjust the length of the logo without similarly and proportionally adjusting the height. Be sure to keep the logo intact as it exists currently. Do not use some portions of the Logo while leaving other parts out.

4. ATTRIBUTION. As with Text trademarks, it is important that logo trademarks are properly attributed. When using the Logo, include a proper attribution statement.

V.       CONCLUSION

The guidelines presented here establish a means to preserving trademark protection for the Red Hat Software trademarks, including the Red Hat Shadow Man logo. By following these guidelines, you make a wise investment in your future, as you help ensure that today's trademarks will preserve their value over time. Red Hat Software, Inc. looks forward to working with you throughout our relationship to develop the fame and value of the Red Hat trademarks, and we are pleased to have you as a partner in that endeavor.

Should you have any questions, please do not hesitate to contact us.



Pantone is a registered trademark of Pantone, Inc. Linux is a registered trademark of Linus Torvalds.




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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                    EXHIBIT G

                              POINT OF SALE REPORT
                                LICENSE AGREEMENT

This Agreement (the "Agreement") is made this 15th day of October, 1998 by and between Ingram Micro Inc., a Delaware corporation with its principal place of business at 1600 East St., Andrew Place, Santa Ana, California 92705 ("Ingram"), and Red Hat Software, a Delaware corporation, with its principal place of business at 4201 Research Commons, Suite 100, Research Triangle Park, North Carolina 27709 ("Licensee").

WHEREAS Ingram is engaged in the research, collection, compilation and distribution of- information relating to its sales and it is willing to license such information to Licensee for its internal use. Licensee wishes to receive such information and to use it in accordance with the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises set out herein, the parties hereby agree as follows:

1. INFORMATION DEFINED. Ingram shall provide Licensee information relating to its sales and such information includes, but is not limited to the Point of Sale Report hereinafter referred to as "Proprietary Information".

2. LICENSE TO USE. Ingram hereby grants Licensee a nonassignable license to use the Proprietary Information for internal purposes only. Licensee agrees not to contact any customer or dealer listed in the Proprietary Information for the purpose of soliciting a direct sales relationship between Licensee and such customer or dealer. Notwithstanding the foregoing, Licensee shall not be prohibited from contacting or soliciting those customers or dealers (a) with whom Licensee already has a direct relationship, (b) who contact Licensee of their own accord, and (c) who are developed as prospective customers or dealers independent of the "Proprietary Information."

3. LICENSE FEES In consideration of its right to use Proprietary Information, Licensee agrees to pay Ingram [CONFIDENTIAL TREATMENT REQUESTED]** of Ingram's monthly sales of Vendor's product during the period of this Agreement, in the form of a credit issued monthly for the prior month.

4. TERM. The term of this Agreement, unless terminated in accordance with paragraph 9, shall be concurrent with the term of that mutual Distribution Agreement between Ingram Micro Inc. and Licensee dated October 15, 1998, incorporated by reference as if fully set forth herein. In the event of expiration or earlier termination of the Distribution Agreement or the earlier termination of this Agreement Ingram may deduct any outstanding accrual of the rebated amount.


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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5. COPYRIGHT. Licensee acknowledges that all Proprietary Information and all written descriptions, extractions, or summaries thereof, whether made by Licensee or Ingram, shall be the property of Ingram and that the granting of a license to use the Proprietary Information hereunder shall in no way constitute or be construed as a grant of any proprietary interests or copyrights in Proprietary Information. Licensee agrees that it will not copy, scan, duplicate or reproduce any of the Proprietary Information in any manner whatsoever, except that Licensee shall be Permitted to create additional copies of the Proprietary Information for its internal use only.

6. NON-DISCLOSURE. Licensee agrees to hold in confidence and not to directly or indirectly use, reveal, report, publish, disclose or transfer to any other person or entity any of the Proprietary Information or utilize any of the Proprietary Information for any purpose at any time except as permitted under
Section 2. Licensee shall have the right to disclose the Proprietary Information to key employees of Licensee to the extent necessary to perform tasks directly related to the permitted uses; provided, however that the Licensee shall take steps to ensure that such employees conduct themselves so as to preserve confidentiality of the Proprietary Information. Licensee and Ingram mutually agree that Ingram's public disclosure of the Proprietary Information, except pursuant to a confidential disclosure agreement, to any party will release Licensee from the obligation of confidentiality with respect to that portion of the Proprietary Information actually disclosed by Ingram.

7. REMEDY IN EVENT OF UNAUTHORIZED DISCLOSURE. Because of the unique and proprietary nature of the Proprietary Information, it is understood and agreed that Ingram's remedies at law for a breach by Licensee of its obligations under this Agreement will be inadequate and that Ingram shall, in the event of such breach by Licensee, be entitled to equitable relief (including without limitation, injunctive relief and specific performance) without any requirement to post a bond as a condition for such relief, in addition to all other remedies under this Agreement or available at law. In addition, Vendor agrees to and shall indemnify Ingram from and compensate Ingram for any and all damage or injury, including legal fees and costs incurred by Ingram because of Vendor's misuse of any Proprietary Information or costs incurred by Ingram in enforcing its rights hereunder. This provision shall survive the expiration or earlier termination of this Agreement for a period of one (1) year.

8. DISCLAIMER OF LIABILITY. Ingram makes no warranty, either express or implied, as to the completeness and accuracy of the Proprietary Information. All Proprietary Information is provided to Licensee "as is". INGRAM DISCLAIMS ALL WARRANTIES RELATING TO THE PROPRIETARY INFORMATION. INGRAM DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. Licensee's sole remedy in the event that Proprietary Information contains a material error (which Ingram cannot correct within thirty
(30) days after Licensee notifies Ingram in writing) shall be to return the Proprietary Information to Ingram for a refund of a prorate portion of the license fee as applicable.

9. TERMINATION. Upon termination of this Agreement by either party for any reason which shall be effective upon thirty (30) days written notice, Vendor shall return all Proprietary Information, irrespective



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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
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RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

of format, to Ingram within thirty (30) days of the effective date of termination or if Ingram so requests, to certify to Ingram that all Proprietary Information and copies have been destroyed. For purposes of enforcing this provision, Vendor's return obligation shall survive the termination of this Agreement.

10. ADDITIONAL PROVISIONS. This Agreement shall be governed by the laws of the State of California. This Agreement contains the full and complete understanding of the parties with respect to the subject matter hereof and supersedes all prior representations or understandings, whether oral or written. In the event that any provision is found invalid or unenforceable pursuant to statutory or judicial decree, such provision shall be construed only to the maximum extent permitted by law, and the remainder of the Agreement shall be valid and enforceable - in accordance with its-terms. Notwithstanding the termination or expiration of any other agreement between the parties, the obligations created hereunder shall continue indefinitely.

INGRAM MICRO INC.                                  RED HAT SOFTWARE

By:  /s/ Michael Terrell                           By:  /s/ Paul Mcnamara
     -------------------------------------              ------------------------

Name:  Michael Terrell                             Name:  Paul Mcnamara
     -------------------------------------              ------------------------

Title:  Vice President Purchasing                  Title:  Vice President
     -------------------------------------              ------------------------

Date:  November 13, 1998                           Date:  November 6, 1998
     -------------------------------------              ------------------------




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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

November 4, 19998

Geno Marcoux
Ingram Micro
Fax:  714-247-3223

Dear Geno:

As agreed upon in yesterday's meeting with Paul McNamara, the following pricing schedule [CONFIDENTIAL TREATMENT REQUESTED]** will apply to Ingram Micro's sale of Red Hat Software's retail software products.


------------------------------------------------ ----------------------- ---------------- ----------------------------
PRICING SCHEDULE
------------------------------------------------ ----------------------- ---------------- ----------------------------
PRODUCT                                          PRODUCT CODE            LIST PRICE       [CONFIDENTIAL TREATMENT
BOXED SETS                                                                                REQUESTED]**
------------------------------------------------ ----------------------- ---------------- ----------------------------
Red Hat Linux 5.2/Intel                          RH5020                  $49.95           [CONFIDENTIAL TREATMENT
                                                                                          REQUESTED]**
------------------------------------------------ ----------------------- ---------------- ----------------------------
Red Hat Linux 5.2/Alpha                          ARH5020                 $49.95           [CONFIDENTIAL TREATMENT
                                                                                          REQUESTED]**
------------------------------------------------ ----------------------- ---------------- ----------------------------
Red Hat Linux 5.2/SPARC                          SRH5020                 $49.95           [CONFIDENTIAL TREATMENT
                                                                                          REQUESTED]**
------------------------------------------------ ----------------------- ---------------- ----------------------------
Red Hat Linux Power Tools                        PT1000                  $39.95           [CONFIDENTIAL TREATMENT
                                                                                          REQUESTED]**
------------------------------------------------ ----------------------- ---------------- ----------------------------
Red Hat Linux Extra!                             RH5300                  $79.95           [CONFIDENTIAL TREATMENT
                                                                                          REQUESTED]**
------------------------------------------------ ----------------------- ---------------- ----------------------------
Red Hat Secure Web Server 2.0                    WB2000                  $99.95           [CONFIDENTIAL TREATMENT
                                                                                          REQUESTED]**
------------------------------------------------ ----------------------- ---------------- ----------------------------
BOOK + CDROM
------------------------------------------------ ----------------------- ---------------- ----------------------------
Red Hat Motif 2.1.1                              RH2110                  $149.00          [CONFIDENTIAL TREATMENT
                                                                                          REQUESTED]**
------------------------------------------------ ----------------------- ---------------- ----------------------------

                                      - 1 -
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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


------------------------------------------------ ----------------------- ---------------- ----------------------------
JEWEL CASE
------------------------------------------------ ----------------------- ---------------- ----------------------------
Red Hat Variety Pack                             RH5400                  $29.95           [CONFIDENTIAL TREATMENT
                                                                                          REQUESTED]**
------------------------------------------------ ----------------------- ---------------- ----------------------------
Red Hat Off Line                                 LA1000                  $24.95           [CONFIDENTIAL TREATMENT
                                                                                          REQUESTED]**
------------------------------------------------ ----------------------- ---------------- ----------------------------
Red Hat Linux Library                            RH5005                  $29.95           [CONFIDENTIAL TREATMENT
                                                                                          REQUESTED]**
------------------------------------------------ ----------------------- ---------------- ----------------------------
Linux Rough Cuts                                 RC1000                  $29.95           [CONFIDENTIAL TREATMENT
                                                                                          REQUESTED]**
------------------------------------------------ ----------------------- ---------------- ----------------------------
Extreme Linux                                    EX1000                  $29.95           [CONFIDENTIAL TREATMENT
                                                                                          REQUESTED]**
------------------------------------------------ ----------------------- ---------------- ----------------------------
BOOKS
------------------------------------------------ ----------------------- ---------------- ----------------------------
Linux Undercover                                 B20080                  $39.95           [CONFIDENTIAL TREATMENT
                                                                                          REQUESTED]**
------------------------------------------------ ----------------------- ---------------- ----------------------------
Maximum RPM                                      B2005                   $34.95           [CONFIDENTIAL TREATMENT
                                                                                          REQUESTED]**
------------------------------------------------ ----------------------- ---------------- ----------------------------
Red Hat Linux 5.2
------------------------------------------------ ----------------------- ---------------- ----------------------------
Installation Guide                               RH5021                  $14.95           [CONFIDENTIAL TREATMENT
                                                                                          REQUESTED]**
------------------------------------------------ ----------------------- ---------------- ----------------------------

[CONFIDENTIAL TREATMENT REQUESTED]**

[CONFIDENTIAL TREATMENT REQUESTED]** of the products listed above for the period November 4, 1998 through January 1, 1999. Payment will be January 31, 1999 in the form of a credit memo and applied against any outstanding balance.

[CONFIDENTIAL TREATMENT REQUESTED]**

Geno, please call me immediately if you have any questions, or require additional information to set up products.

Best regards,

/s/ Terry Tomlinson
-------------------
Terry Tomlinson


                                      - 2 -
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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                    AMENDMENT



This is an amendment ("Amendment") to a separate written agreement ("Agreement") entered into on October 15, 1998, by and between Ingram Micro, Inc. ("Ingram"), a Delaware corporation, and Red Hat Software, Inc. ("Vendor"), a Delaware corporation. The parties agree that since the Agreement took effect, Vendor has introduced new products which consist primarily of services to be provided by Vendor to customers, and Ingram wishes to distribute those products pursuant to the Agreement. Therefore, the parties hereby agree to the following terms and conditions:

1. This Amendment shall be effective as of the date it is executed by both parties, and it shall terminate upon the termination of the Agreement, or as otherwise agreed to in writing by both parties.

2. "Enterprise Product" means those products offered by Vendor which are designed for use by enterprise customers. Enterprise Product offered by Vendor may be determined by Vendor from time to time, and as of the date of this Amendment includes the following:

     A. Enterprise Support Product:
        (1)      10-Incident Support Pack
        (2)      25-Incident Support Pack

     B. Enterprise Software Product:
        (1)      Red Hat Linux System Builder Edition OEM
        (2)      Red Hat Linux Commercial Server Edition OEM
        (3)      Red Hat Linux Commercial Server Edition

     C. For purposes of this Amendment and the Agreement, Enterprise Product shall be considered Product as defined in Agreement.

3. With respect solely to Enterprise Product, the last sentence of Section 1.1 of Agreement is deleted and is replaced with the following:

Ingram shall have the right to purchase, sell and ship Enterprise Product to any and all Registered Resellers within the Territory. "Registered Reseller" means those resellers that have registered with Vendor as required by Vendor in its discretion from time to time, and which Vendor indicates to Ingram are properly registered. Ingram shall not sell, ship or otherwise distribute Enterprise Product to any party that is not a Registered Reseller.

4. With respect solely to Enterprise Product, Section 7 ("Returns") of the Agreement is deleted and is replaced by the following:

                                     - 1 -
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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

    A. STOCK BALANCING. In the event that Vendor releases a new version of its Red Hat Linux software, Ingram may return unsold
        Enterprise Software Product containing the previous version of Red Hat Linux to Vendor for full credit of the purchase price paid by Ingram [CONFIDENTIAL TREATMENT REQUESTED]**. Vendor shall apply credit of the purchase price of returned Enterprise Software Product to Ingram's purchase of the new version of the Enterprise Software Product. In the event that Enterprise Support Product is unsold after [CONFIDENTIAL TREATMENT REQUESTED]**, Ingram may return it in unopened box condition only and, upon receipt of returned Support Product by Vendor in satisfactory condition, Vendor shall apply credit of purchase price of Enterprise Support Product to purchase of Enterprise Software Product. All Enterprise Software Product or Enterprise Support Product to be returned to Vendor pursuant to this section must be in original, complete, unused and unopened condition.

    B. POST-TERM/TERMINATION. For [CONFIDENTIAL TREATMENT REQUESTED]** after the expiration or earlier termination of the Agreement, Ingram may return to Vendor unsold Enterprise Software Product in its inventory. All Enterprise Software Product to be returned to Vendor pursuant to this section must be in original, complete, unused and unopened condition. Vendor shall apply credit of the purchase price [CONFIDENTIAL TREATMENT REQUESTED]**, to Ingram's outstanding invoices, and in the event there are no outstanding invoices, Vendor shall issue a cash refund to Ingram.

    C. PRODUCT DISCONTINUATION. Vendor reserves the right to discontinue, cancel, change, or otherwise modify the support services component of any or all Enterprise Product. Vendor shall provide Ingram with [CONFIDENTIAL TREATMENT REQUESTED]** notice of any discontinuation, cancellation, change to, or other modification of any or all Enterprise Product, Ingram shall, upon written request from Vendor, return to Vendor all such Enterprise Product in its inventory within [CONFIDENTIAL TREATMENT REQUESTED]** of receipt of such request. Vendor shall, upon receipt of such returned Enterprise Product, credit Ingram for the purchase price paid for such Enterprise Products [CONFIDENTIAL TREATMENT REQUESTED]**. All Enterprise Product to be returned by Ingram pursuant to this section must be in original, complete, unused and unopened condition. Except as provided in this section, no Enterprise Support Product be returned to Vendor by Ingram.

    D.  DEFECTIVE PRODUCT.

        (1) Ingram may return to Vendor the software or documentation component of any Enterprise Product that is defective. Upon receipt of such defective component, Vendor shall provide Ingram with replacement component and shall credit Ingram with the reasonable ground freight charges incurred by Ingram in returning such defective component to Vendor. In no event shall the support services component of any Enterprise Product to be considered defective.


                                      - 3 -
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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         (2) If any Enterprise Product is recalled by Vendor because of defects, Ingram will provide reasonable assistance to Vendor with such recall, and Vendor shall pay Ingram's reasonable expenses in connection with such recall.

5. Vendor's price list, set forth in Exhibit D of Agreement, is amended to include the Enterprise Product price list attached to this Amendment as Schedule A.

6. All provisions of Agreement not modified or amended by this Amendment shall remain in full force and effect. To show their assent, the parties have executed this Amendment as shown below:

------------------------------------------------------- ----------------------------------------
RED HAT SOFWARE, INC. ("Vendor")                        INGRAM MICRO INC. ("Ingram")



By:  /S/ TERESA SPANGLER                                By:  /S/ MICHAEL TERRELL

Name:  TERESA SPANGLER                                  Name:  MICHAEL TERRELL

Title:  BUSINESS UNIT LEADER CHANNELS                   Title:  VICE PRESIDENT, PURCHASING

Date:  FEBRUARY 3, 1999                                 Date:  FEBRUARY 9, 1999

------------------------------------------------------- ----------------------------------------


                     February 1999        EXHIBIT A ADDENDUM TO INGRAM AGREEMENT

ENTERPRISE PRODUCTS

The products below are intended to be sold only to resellers registered as Red Ht Registered Resellers of these products.

PRODUCT CODE                             DESCRIPTION                         UPC#      LIST PRICE    INGRAM PRICE      DISCOUNT
ENTERPRISE SOFTWARE PRODUCTS
SBE5205              SYSTEM BUILDERoem/INTEL-5 PK                    638347 50039 8     $249.75     [CONFIDENTIAL    [CONFIDENTIAL
                                                                                                      TREATMENT        TREATMENT
                                                                                                     REQUESTED]**    REQUESTED]**
CSE5200              COMMERCIAL SERVERoem/INTEL-Single               638347 50031 2     $995.00     [CONFIDENTIAL    [CONFIDENTIAL
                                                                                                      TREATMENT        TREATMENT
                                                                                                     REQUESTED]**    REQUESTED]**
CSE5300              COMMERCIAL SERVERoem/INTEL-Single               638347 50051 0     $995.00     [CONFIDENTIAL    [CONFIDENTIAL
                                                                                                      TREATMENT        TREATMENT
                                                                                                     REQUESTED]**    REQUESTED]**

                                      - 3 -
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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ENTERPRISE SUPPORT PRODUCTS

ESP1000              10 INCIDENT CALL PACK                           638347 50035 0    $2,995.00    [CONFIDENTIAL    [CONFIDENTIAL
                                                                                                      TREATMENT        TREATMENT
                                                                                                     REQUESTED]**    REQUESTED]**
ESP2500              25 INCIDENT CALL PACK                           638347 50036 7    $7,295.00    [CONFIDENTIAL    [CONFIDENTIAL
                                                                                                      TREATMENT        TREATMENT
                                                                                                     REQUESTED]**    REQUESTED]**

Sales Goals [CONFIDENTIAL TREATMENT REQUESTED]** Plan for Ingram Micro ECD Products

[CONFIDENTIAL TREATMENT REQUESTED]** for Attained Level of Net Sales   Q1 1999

[CONFIDENTIAL                for sales above                         [CONFIDENTIAL
TREATMENT                                                            TREATMENT
REQUESTED]**                                                         REQUESTED]**

[CONFIDENTIAL                for sales above                         [CONFIDENTIAL
TREATMENT                                                            TREATMENT
REQUESTED]**                                                         REQUESTED]**

[CONFIDENTIAL                for sales above                         [CONFIDENTIAL
TREATMENT                                                            TREATMENT
REQUESTED]**                                                         REQUESTED]**




                                      - 4 -
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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                               AMENDMENT #1 to the
                             DISTRIBUTION AGREEMENT

THIS AMENDMENT (the "Amendment") is entered into this 23rd day of April 1999, by and between INGRAM MICRO INC. ("Ingram") and RED HAT SOFTWARE, INC. ("Vendor").

The parties have agreed to amend their Distribution Agreement ("Agreement"), effective October 15, 1998.

1.       SECTION 4.1, SHIPPING/EXPORT, DELETE AND REPLACE WITH THE FOLLOWING:
         Vendor shall ship Product pursuant to Ingram purchase order(s) ("P.O."). Product shall be shipped F.O.B. Vendor's U.S. designated facility and Ingram shall pay all freight charges. Risk of loss or damage by agreement of the parties will pass to Ingram upon delivery to the warehouse specified in Ingram's P.O. Vendor shall ship all Products in accordance with the instructions in Ingram's Vendor Routing Guide, attached hereto as Exhibit A. Vendor shall pay Ingram a [CONFIDENTIAL TREATMENT REQUESTED]** as referenced in Section 6.3. In the event Vendor ceases [CONFIDENTIAL TREATMENT REQUESTED]** for whatever reason, Product shall be shipped [CONFIDENTIAL TREATMENT REQUESTED]** designated U.S. warehouse and [CONFIDENTIAL TREATMENT REQUESTED]** shall pay all freight charges.

2.       SECTION 5.4, PRICE ADJUSTMENTS, REPLACE THE LAST SENTENCE WITH THE
         FOLLOWING: Pass thru price protection to Ingram's customers shall occur only for those customers mutually agreed upon by Vendor and Ingram.

3.       SECTION 5.5, PAYMENT TERMS, DELETE AND REPLACE WITH THE FOLLOWING:
         Ingram's payment terms shall be [CONFIDENTIAL TREATMENT REQUESTED]**. Payment shall be deemed made on the payment postmark date.

4.       SECTION 6.2, ADVERTISING, DELETE AND REPLACE WITH THE FOLLOWING:
         Vendor agrees to cooperate in Ingram's or Ingram's customers' advertising and promotion of Product and hereby grants Ingram a cooperative advertising allowance which will be established by mutual agreement for such advertising featuring Product and/or Vendor. Ingram shall submit advertising to Vendor for review and approval prior to any initial release, and Vendor shall not unreasonably withhold or delay such approval. Upon receipt of reasonable evidence of such advertising expenditures, Vendor agrees to credit the amount thereof against future Ingram purchases.

5. ADD 6.3 AS A NEW SECTION: Vendor shall pay Ingram a [CONFIDENTIAL TREATMENT REQUESTED]** based on Ingram's net sell through Vendor's Product. [CONFIDENTIAL TREATMENT REQUESTED]** will be paid quarterly within sixty (60) days of the close of each fiscal quarter, provided that Ingram provides timely sell through reports to Vendor. There are no other applicable [CONFIDENTIAL TREATMENT REQUESTED]** other than the [CONFIDENTIAL TREATMENT REQUESTED]** stated above. [CONFIDENTIAL TREATMENT REQUESTED]** must be stated in writing by both parties.

6. SECTION 7. 1, DELETE AND REPLACE WITH THE FOLLOWING: Notwithstanding anything herein to the contrary, Ingram may return Products throughout the term within [CONFIDENTIAL TREATMENT REQUESTED]** of the purchase date which are in their original packaging to Vendor for full credit of the Products' purchase price. Vendor will consider in good faith on a case by case basis any Product return requests after this period. Subject to the provisions of this Section in the event that a Return Material Authorization (RMA) for the return of product is not issued within [CONFIDENTIAL TREATMENT REQUESTED]** of the request, Ingram shall have the right to return any Product(s) to Vendor without an RMA, and Vendor shall be obligated to accept such return for credit. [CONFIDENTIAL TREATMENT REQUESTED]** shall pay all freight charges for Product returns.

7. SECTION 7.3, DELETE AND REPLACE WITH THE FOLLOWING: Vendor shall give Ingram [CONFIDENTIAL TREATMENT REQUESTED]** advance written notice of Product discontinuation. Ingram may return all such Product to Vendor


                                      - 1 -
--------------
**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         for full credit of Product purchase price, provided that Ingram uses commercially reasonable efforts to return all such Product in its inventory within [CONFIDENTIAL TREATMENT REQUESTED]** of receipt of written notice from Vendor of Product discontinuation. Within [CONFIDENTIAL TREATMENT REQUESTED]** of receipt of written notice of Product discontinuation, Ingram will provide a report to Vendor of current Customer inventory levels of such Product for those resellers that provide inventory reporting to Ingram. Ingram will use commercially reasonable efforts to return to Vendor such Product from its customers within [CONFIDENTIAL TREATMENT REQUESTED]** of receipt of written notice of Product discontinuation. These reports are intended to give Vendor a realistic expectation of the aforementioned [CONFIDENTIAL TREATMENT REQUESTED]** returns period. [CONFIDENTIAL TREATMENT REQUESTED]** shall pay all freight charges for Product returns.

8.       SECTION 7.4(A) DELETE AND REPLACE WITH THE FOLLOWING:
         Ingram may return any Product to Vendor that Ingram or its customer finds defective. Ingram shall return such defective Product to Vendor no more than once per month. Vendor shall immediately credit Ingram for the Product purchase price, [CONFIDENTIAL TREATMENT REQUESTED]**.

9.       PARAGRAPH 3 OF EXHIBIT G, DELETE AND REPLACE WITH THE FOLLOWING:
         Ingram agrees to waive the license fees provided Vendor pays Ingram a [CONFIDENTIAL TREATMENT REQUESTED]** as referenced in Section 6.3.

This Amendment shall remain in effect for the current term and any renewal term of the Agreement.

Notwithstanding the foregoing, all other provisions of the Agreement remain unchanged. The undersigned has read this Amendment, agrees hereto, and is an authorized representative of its respective party.


INGRAM MICRO INC.                                             RED HAT SOFTWARE
1600 St. Andrew Place                                         4201 Research Commons, Suite 100
Santa Ana, California 92705                                   Research Triangle Park, North Carolina 27709


By:  /s/ Donna Grothian                                       By:  /s/ Teresa Spangler

Name:  DONNA GROTHIAN                                         Name:  TERESA SPANGLER

Title:  GENERAL MANAGER, SOFTWARE                             Title:  BUSINESS UNIT LEADER

Date:  APRIL 27, 1999                                         Date:  APRIL 24, 1999



                                      - 2 -
--------------
**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.